SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Under Rule 14a-12

                             Touchstone Funds Group
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

                             TOUCHSTONE INVESTMENTS
                            303 BROADWAY, SUITE 1100
                              CINCINNATI, OH 45202

Dear Valued Shareholder:

The proxy statement that accompanies this letter describes a proposal to elect additional members to the Board of Trustees for the Touchstone Funds Group Trust (the "Trust"), which previously operated under the name "Constellation Funds" and the Constellation Institutional Portfolios ("CIP"). Enclosed is a Notice, Proxy Statement and proxy card for a Special Meeting of Shareholders (the "Special Meeting") of the funds (each, a "Fund" and collectively, the "Funds"), The Special Meeting is scheduled for February 5, 2007. If you are a shareholder of record of a Fund as of the close of business on December 7, 2006, you are entitled to vote at the Special Meeting, and any adjournment of the Special Meeting, to elect additional members to the Board of Trustees (the "Board") for the Trusts.

The Board has considered and nominated four additional Trustees (the "Board Nominees") for election to the Board of the Trusts. Based on information it received, the Board has determined it to be in the best interests of shareholders to approve the Board Nominees to serve as trustees. The Board also recommended that the Proposal be submitted to shareholders for approval.

Your vote is important to us. Please take a few minutes to review this proxy statement and vote your shares today. We have enclosed one or more proxy cards that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Special Meeting.

Thank you for your attention and consideration of this important proposal and for your investment in the Funds. If you need additional information, please call shareholder services at 1-800-543-0407.

Sincerely,

/s/ Jill T. McGruder

Jill T. McGruder
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

TOUCHSTONE VALUE OPPORTUNITIES FUND                        TOUCHSTONE FAMILY HERITAGE(R) FUND
TOUCHSTONE DIVERSIFIED SMALL CAP VALUE FUND                TOUCHSTONE PITCAIRN TAXABLE BOND FUND
TOUCHSTONE CLOVER CORE FIXED INCOME FUND                   TOUCHSTONE TAX-EXEMPT BOND FUND
TOUCHSTONE ULTRA SHORT DURATION FIXED INCOME FUND          TOUCHSTONE SANDS CAPITAL SELECT GROWTH FUND
TOUCHSTONE SHORT DURATION FIXED INCOME FUND                TOUCHSTONE SMALL CAP VALUE OPPORTUNITIES FUND
TOUCHSTONE LARGE CAP QUALITY STOCK FUND                    TOUCHSTONE MID CAP FUND
TOUCHSTONE DIVERSIFIED VALUE FUND                          TOUCHSTONE HEALTHCARE & BIOTECHNOLOGY FUND
TOUCHSTONE PITCAIRN SELECT VALUE FUND                      TOUCHSTONE INTERNATIONAL EQUITY FUND
TOUCHSTONE DIVERSIFIED GROWTH FUND                         TOUCHSTONE STRATEGIC VALUE AND HIGH INCOME FUND
TOUCHSTONE SMALL CAP FUND

                                EACH, A SERIES OF

                          TOUCHSTONE FUNDS GROUP TRUST
                            303 BROADWAY, SUITE 1100
                              CINCINNATI, OH 45202

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 5, 2007.

NOTICE IS HEREBY GIVEN THAT a Special Meeting of Shareholders (the "Special Meeting") of the above-referenced funds (each, a "Fund" and collectively, the "Funds"), each of which is a series of the Touchstone Funds Group Trust (the "Trust"), will be held at the offices of Touchstone Advisors, Inc. ("Touchstone"), 303 Broadway, Cincinnati, OH 45202, on February 5, 2007 at 10:00 a.m. Eastern time.

At the Special Meeting, shareholders will be asked to:

      Elect 4 additional Trustees to the Board of the Touchstone Funds Group Trust.

All shareholders are invited to attend the Special Meeting. However, if you are unable to attend the Special Meeting, you are requested to mark, sign and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the Special Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet, by telephone or in person. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting in person at the Special Meeting.

Shareholders of record at the close of business on December 7, 2006 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.


                                              By Order of the Board of Trustees

                                              /s/ Jay S. Fitton

                                              Jay S. Fitton
                                              Secretary
                                              December 15, 2006

CIP SANDS CAPITAL INSTITUTIONAL GROWTH PORTFOLIO           CIP JSAM LARGE CAP VALUE PORTFOLIO
CIP JSAM VALUE PORTFOLIO

                                EACH, A SERIES OF

                     CONSTELLATION INSTITUTIONAL PORTFOLIOS
                            303 BROADWAY, SUITE 1100
                              CINCINNATI, OH 45202

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 5, 2007.

NOTICE IS HEREBY GIVEN THAT a Special Meeting of Shareholders (the "Special Meeting") of the above-referenced funds (each, a "Fund" and collectively, the "Funds"), each of which is a series of the Constellation Institutional Portfolios ("CIP"), will be held at the offices of Touchstone Advisors, Inc. ("Touchstone"), 303 Broadway, Cincinnati, OH 45202, on February 5, 2007 at 10:00 a.m. Eastern time.

At the Special Meeting, shareholders will be asked to:

      Elect 4 additional Trustees to the Board of the Constellation Institutional Portfolios.

All shareholders are invited to attend the Special Meeting. However, if you are unable to attend the Special Meeting, you are requested to mark, sign and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the Special Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet, by telephone or in person. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting in person at the Special Meeting.

Shareholders of record at the close of business on December 7, 2006 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.


                                              By Order of the Board of Trustees

                                              /s/ Jay S. Fitton

                                              Jay S. Fitton
                                              Secretary
                                              December 15, 2006

                          TOUCHSTONE FUNDS GROUP TRUST
                     CONSTELLATION INSTITUTIONAL PORTFOLIOS

                            303 BROADWAY, SUITE 1100
                              CINCINNATI, OH 45202

                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 5, 2007

                                 PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of the Touchstone Funds Group Trust and the Constellation Institutional Portfolios (each a "Trust" and collectively the "Trusts") for use at a Special Meeting of Shareholders of the above-referenced funds (each, a "Fund" and collectively, the "Funds"), each of which is a series of the Trusts, to be held on February 5, 2007 at 10:00 a.m., Eastern time at the offices of Touchstone Advisors, Inc. ("Touchstone"), 303 Broadway, Suite 1100, Cincinnati, OH 45202, and at any adjourned session thereof (such Special Meeting and any adjournment thereof are hereinafter referred to as the "Special Meeting"). This Proxy Statement is being mailed to shareholders on or about December 28, 2006. Shareholders of record of the Funds as of the close of business on December 7, 2006 (the "Record Date") are entitled to vote at the Special Meeting and will be asked to consider and act on the following proposal:

--------------------------------------------------------------------------------
            DESCRIPTION OF THE PROPOSAL:                      FUND(S) SOLICITED:
--------------------------------------------------------------------------------
Elect 4 additional Trustees for the Board of the Trusts           All Funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     PROPOSAL: ELECTION OF BOARD OF TRUSTEES
--------------------------------------------------------------------------------

It is proposed that the persons listed below (each, a "Board Nominee" and collectively, the "Board Nominees") be elected at the Special Meeting to serve as Trustees of the Trusts. None of the Board Nominees currently serves on the Board of the Trusts; however, each of the Board Nominees serves on each of the boards of trustees in the Touchstone mutual fund complex, with the exception of the Touchstone Funds Group Trust (formerly known as "The Constellation Funds Group Trust") and Constellation Institutional Portfolios ("CIP"). In addition to the Touchstone Funds Group Trust and CIP, the Touchtone fund complex consists of Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Investment Trust and Touchstone Variable Series Trust (collectively, the "Touchstone Fund Complex").

You are being asked to approve the election of the Board Nominees as Trustees of the Trusts to satisfy certain requirements of Section 16 of the Investment Company Act of 1940, as amended (the "1940 Act"). Section 16(a) of the 1940 Act generally requires the trustees of an investment company be elected by shareholder vote. Section 16(a) provides however, that trustees may be appointed without the election by shareholders, if, immediately after such appointment, at least two-thirds of the trustees then holding office have been elected by shareholders. Currently, all four Trustees have been elected by shareholders. If the four Board Nominees were appointed to the Board, immediately following such appointment, only four of eight, or one-half, of the Board could be elected by shareholder vote, thus failing to meet the two-thirds requirement. Accordingly, the Board has determined that it would be in the best interests of the Trusts to call a special meeting at this time and recommend the election by shareholders of each Board Nominee.

The Board Nominees are Richard L. Brenan, H. Jerome Lerner, John P. Zanotti and John F. Barrett. Mr. Barrett would be considered an "interested person" of the Trust, as that term is defined in the 1940 Act, because he also serves as President and Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of Touchstone Advisors, Inc. and Touchstone Securities, Inc., the investment adviser and distributor, respectively, of the Trusts. With the exception of Mr. Barrett, each of the other Board Nominees will be considered an "Independent Trustee" of the Trusts. Together, the Board Nominees and the current Trustees will comprise the entire Board of the Trusts. Because the Trusts do not hold regular annual shareholder meetings, the entire Board will serve until their successors have been duly elected or appointed, as applicable, or until their earlier resignation or removal. The names and ages of the Board Nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. Each of the Board Nominees has agreed to serve if elected at the Special Meeting.

It is the intention of the persons designated as proxies, unless otherwise directed therein, to vote at the Special Meeting for the election of the Board Nominees named above. If any Board Nominee is unable or unavailable to serve, the persons named as proxies will vote for such other person(s) as the Board may recommend.

The Board has overall responsibility to manage and control the business affairs of the Trusts, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Trusts' business. The Trustees serve on the Board for terms of indefinite duration. A Trustee's position in that capacity will terminate if he or she is removed, resigns or is subject to various disabling events such as death or incapacity. In the event of any vacancy in the position of a Trustee, the remaining Trustees may appoint an individual to serve as a Trustee, subject to the provisions of the 1940 Act. A Trustee may be removed by the vote or written consent of shareholders holding not less than two-thirds of the Trust's outstanding shares.

The Touchstone Funds Group Trust Board held four regular meetings, and thirteen special meetings, during the Trust's most recent fiscal year. The Constellation Institutional Portfolios Trust Board held three regular meetings, and four special meetings during the Trust's most recent fiscal year. None of the Board Nominees was in office during the Trusts' most recent fiscal year.

INFORMATION ABOUT THE BOARD NOMINEES. Listed below, for each Board Nominee, are their names and ages, as well as their proposed positions with the Trusts, their principal occupations during the past five years, the number of portfolios in the Touchstone Fund Complex that, if elected, they will oversee and any other directorships held by the Board Nominees. The business address of each Board Nominee is Touchstone Advisors, Inc., 303 Broadway, Suite 1100, Cincinnati, OH, 45202.

BOARD NOMINEES FOR INDEPENDENT TRUSTEES:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                               PRINCIPAL                   FUNDS IN
                                          LENGTH OF          OCCUPATION(S)                FUND COMPLEX
    NAME AND AGE      POSITION           TIME SERVED       DURING PAST 5 YEARS             OVERSEEN*      OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
Richard L. Brenan     Nominee            Not               Retired Managing                   54          Director of Wing
Age: 62                                  Applicable        Partner of KPMG                                Eyecare Companies;
                                                           LLP (a certified                               Trustee of Touchstone
                                                           public accounting                              Strategic Trust,
                                                           firm); Director of The                         Touchstone Tax-Free
                                                           National Underwriter                           Trust, Touchstone
                                                           Company (a                                     Investment Trust and
                                                           publisher of                                   Touchstone Variable
                                                           insurance and finance                          Series Trust.
                                                           services products)
                                                           until 2003.
------------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner      Nominee            Not               Principal of HJL                   54          Trustee of Touchstone
Age: 68                                  Applicable        Enterprises (a                                 Strategic Trust,
                                                           privately held                                 Touchstone Tax-Free
                                                           investment                                     Trust, Touchstone
                                                           company).                                      Investment Trust and
                                                                                                          Touchstone Variable
                                                                                                          Series Trust.
------------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti       Nominee            Not               CEO, Chairman and                  54          Director of QMed
Age: 58                                  Applicable        Director of Avaton,                            (a health care
                                                           Inc. (a wireless                               management
                                                           entertainment                                  company); Trustee
                                                           company); President                            of Touchstone
                                                           of Cincinnati                                  Strategic Trust,
                                                           Biomedical (a life                             Touchstone Tax-Free
                                                           science and economic                           Trust, Touchstone
                                                           development                                    Investment Trust and
                                                           company); CEO,                                 Touchstone Variable
                                                           Chairman and                                   Series Trust.
                                                           Director of Astrum
                                                           Digital Information
                                                           (an information
                                                           monitoring company)
                                                           from 2000 until 2001.
------------------------------------------------------------------------------------------------------------------------------------

BOARD NOMINEE FOR INTERESTED TRUSTEE:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                               PRINCIPAL                   FUNDS IN
                                          LENGTH OF          OCCUPATION(S)                FUND COMPLEX
    NAME AND AGE      POSITION           TIME SERVED       DURING PAST 5 YEARS             OVERSEEN*      OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
John F. Barrett       Nominee            Not               Chairman of the Board,             54          Director of The
Age: 57                                  Applicable        President and Chief Executive                  Andersons Inc.
                                                           Officer of The Western and                     (an agribusiness
                                                           Southern Life Insurance                        and retailing
                                                           Company, Western- Southern                     company), Convergys
                                                           Life Assurance Company                         Corporation (a
                                                           and Western & Southern                         provider of business
                                                           Financial Group, Inc.; Director                support systems
                                                           and Chairman of Columbus                       and customer care
                                                           Life Insurance Company;                        operations) and
                                                           Fort Washington Investment                     Fifth Third Bancorp;
                                                           Advisors, Inc., Integrity                      Trustee of Touchstone
                                                           Life Insurance Company                         Strategic Trust,
                                                           and National Integrity Life                    Touchstone Tax-Free
                                                           Insurance Company; Director                    Trust, Touchstone
                                                           of Eagle Realty Group, Inc.,                   Investment Trust and
                                                           Eagle Realty Investments,                      Touchstone Variable
                                                           Inc.; Integrated Fund Services,                Series Trust.
                                                           Inc. and IFS Holdings, Inc.;
                                                           Director, Chairman and CEO
                                                           of WestAd, Inc.; President and
                                                           Trustee of Western & Southern
                                                           Financial Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------

Mr. Barrett, as President and Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of Touchstone Advisors, Inc. and Touchstone Securities, Inc., the investment adviser and distributor of the Funds, and an officer of other affiliates of the investment adviser and distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

*The number of funds is based on each of the Touchstone mutual fund complex that a Board Nominee currently oversees, in addition to each of the Funds and the separate series of CIP that the Nominee would oversee if elected.

CURRENT INDEPENDENT TRUSTEES:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                               PRINCIPAL                   FUNDS IN
                                          LENGTH OF          OCCUPATION(S)                FUND COMPLEX
    NAME AND AGE      POSITION           TIME SERVED       DURING PAST 5 YEARS             OVERSEEN*      OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox        Trustee            Trustee           President and Chief                54          Director of the Federal
Age: 59                                  since             Executive Officer of Cox                       Reserve Bank of Cleveland
                                         2006              Financial Corp. (a financial                   and Cinergy Corporation (a
                                                           services company).                             utility company); Chairman
                                                                                                          of The Cincinnati Bell
                                                                                                          Telephone Company LLC;
                                                                                                          Director of the Timken
                                                                                                          Company (a manufacturer of
                                                                                                          bearings, alloy steels and
                                                                                                          related products and
                                                                                                          services); Director of
                                                                                                          Diebold, Incorporated (a
                                                                                                          provider of integrated
                                                                                                          self-service delivery and
                                                                                                          security systems); Trustee
                                                                                                          of Touchstone Funds Group
                                                                                                          Trust, Constellation
                                                                                                          Institutional Portfolios,
                                                                                                          Touchstone Strategic
                                                                                                          Trust, Touchstone Tax-Free
                                                                                                          Trust, Touchstone
                                                                                                          Investment Trust and
                                                                                                          Touchstone Variable Series
                                                                                                          Trust.
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Siekmann    Trustee            Trustee           Executive for Duro Bag             54          Trustee of Jewish
Age: 68                                  since             Manufacturing Co. (a bag                       Hospital; Greater
                                         2006              manufacturer); President                       Cincinnati Arts &
                                                           of Shor Foundation for                         Education Center and
                                                           Epilepsy Research (a                           Cincinnati Arts
                                                           charitable foundation);                        Association; Trustee of
                                                           Trustee of Riverfront Funds                    Touchstone Funds Group
                                                           (mutual funds) from 1999-                      Trust, Constellation
                                                           2004.                                          Institutional Portfolios,
                                                                                                          Touchstone Strategic
                                                                                                          Trust, Touchstone Tax-Free
                                                                                                          Trust, Touchstone
                                                                                                          Investment Trust and
                                                                                                          Touchstone Variable Series
                                                                                                          Trust.
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Stautberg   Trustee            Trustee           Retired Partner of KPMG            54          Trustee of Tri-Health
Age: 72                                  since             LLP (a certified public                        Physician Enterprise
                                         2006              accounting firm); Vice                         Corporation; Trustee of
                                                           President of St. Xavier High                   Touchstone Funds Group
                                                           School.                                        Trust, Constellation
                                                                                                          Institutional Portfolios,
                                                                                                          Touchstone Strategic
                                                                                                          Trust, Touchstone
                                                                                                          Tax-Free Trust, Touchstone
                                                                                                          Investment Trust and
                                                                                                          Touchstone Variable
                                                                                                          Series Trust.
------------------------------------------------------------------------------------------------------------------------------------

CURRENT INTERESTED TRUSTEE:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                               PRINCIPAL                   FUNDS IN
                                          LENGTH OF          OCCUPATION(S)                FUND COMPLEX
    NAME AND AGE      POSITION           TIME SERVED       DURING PAST 5 YEARS             OVERSEEN*      OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder(2)   Trustee            Trustee           Senior Vice President of The       54          Director of LaRosa's (a
Age: 51               and                since 2006        Western and Southern Life                      restaurant chain); Trustee
                      President                            Insurance Company; President                   of Touchstone Funds
                                                           and a director of IFS Financial                Group Trust, Constellation
                                                           Services, Inc. (a holding                      Institutional Portfolios,
                                                           company); a director and                       Touchstone Strategic
                                                           Capital Analysts Incorporated                  Trust, Touchstone Tax-
                                                           (an investment advisor and                     Free Trust, Touchstone
                                                           broker-dealer), Integrated                     Investment Trust and
                                                           Investment Services, Inc. (the                 Touchstone Variable Series
                                                           Trust's sub-administrator),                    Trust.
                                                           IFS Fund Distributors, Inc.
                                                           (a broker-dealer), Touchstone
                                                           Advisors, Inc. (the Trust's
                                                           investment advisor) and
                                                           Touchstone Securities, Inc. (the
                                                           Trust's distributor); President
                                                           and a director of IFS Agency
                                                           Services Inc. (an insurance
                                                           agency), W&S Financial Group
                                                           Distributors, Inc. (an annuity
                                                           distributor) and IFS Systems,
                                                           Inc.; Senior Vice President and
                                                           a director of Fort Washington
                                                           Brokerage Services, Inc. (a
                                                           broker-dealer); President
                                                           and Chief Executive Officer
                                                           of Integrity Life Insurance
                                                           Company and National Integrity
                                                           Life Insurance Company;
                                                           President of Touchstone
                                                           Tax-Free Trust, Touchstone
                                                           Investment Trust, Touchstone
                                                           Variable Series Trust,
                                                           Touchstone Strategic Trust
                                                           and Constellation Institutional
                                                           Portfolios; President of
                                                           Touchstone Advisors, Inc. and
                                                           Touchstone Securities, Inc. until
                                                           2004.
------------------------------------------------------------------------------------------------------------------------------------

(2)Ms. McGruder, as a director of Touchstone Advisors, Inc., the Trust's investment advisor, and Touchstone Securities, Inc., the Trust's distributor and an officer of affiliates of the Advisor and Distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the1940 Act.

PRINCIPAL OFFICERS:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                               PRINCIPAL                   FUNDS IN
                                          LENGTH OF          OCCUPATION(S)                FUND COMPLEX
    NAME AND AGE      POSITION           TIME SERVED       DURING PAST 5 YEARS             OVERSEEN*      OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder      Trustee and        President         See biography above.               54          See biography
Age: 51               President          since 2006                                                       above.
------------------------------------------------------------------------------------------------------------------------------------
Brian E. Hirsch       Vice               Vice              Vice President-Compliance of IFS   54          None.
Age: 50               President          President         Financial Services Inc.; Director
                      and Chief          since 2006        of Compliance of Fort Washington
                      Compliance                           Brokerage Services, Inc.; Chief
                      Officer                              Compliance Officer of Puglisi &
                                                           Co. from 2001 until 2002; Vice
                                                           President - Compliance of
                                                           Palisade Capital
                                                           Management LLC (an
                                                           investment advisor) from
                                                           1997 until 2000.
------------------------------------------------------------------------------------------------------------------------------------
James H. Grifo        Vice               Vice              President of Touchstone            54          None.
Age: 55               President          President         Securities, Inc. and Touchstone
                                         since 2006        Advisors, Inc.; Managing Director
                                                           of Deutsche Asset Management
                                                           until 2001.
------------------------------------------------------------------------------------------------------------------------------------
William A. Dent       Vice               Vice              Senior Vice President of           54          None.
Age: 43               President          President         Touchstone Advisors, Inc.;
                                         since 2006        Marketing Director of Promontory
                                                           Interfinancial Network from
                                                           2002-2003; Senior Vice President
                                                           of McDonald Investments from
                                                           1998-2001.
------------------------------------------------------------------------------------------------------------------------------------
Terrie A.             Controller         Controller        Senior Vice President, Chief       54          None.
Wiedenheft            and                and               Financial Officer and Treasurer
Age: 44               Treasurer          Treasurer         of Integrated Investment Services,
                                         since 2006        Inc., IFS Fund Distributors, Inc.
                                                           and Fort Washington Brokerage
                                                           Services, Inc.; Chief Financial
                                                           Officer of IFS Financial Services,
                                                           Inc., Touchstone Advisors, Inc.
                                                           and Touchstone Securities, Inc.;
                                                           Assistant Treasurer of Fort
                                                           Washington Investment
                                                           Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Jay S. Fitton         Secretary          Secretary         Senior Counsel at Integrated       54          None.
Age: 36                                  since 2006        Investment Services, Inc.
------------------------------------------------------------------------------------------------------------------------------------

FUND SHARES OWNED BY BOARD NOMINEES. As of the date of this Proxy Statement, none of the Board Nominees serves on the Board or is a beneficial owner of shares of the Funds. Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "Exchange Act").

BOARD COMPENSATION. The aggregate compensation paid by the Trust and the Touchstone Fund Complex to the Trustees and Board Nominees serving during the fiscal year ended September 30, 2006, is set forth in the table below. Interested Trustees and Trust officers receive no compensation from the Trust for services to the Trust. Amounts reflected in the table reflect the period from March 1, 2006 through September 30, 2006, the portion of the most recent fiscal year during which each Trustee served in such capacity.

COMPENSATION TABLE:

------------------------------------------------------------------------------------------------------------------------------------
                                                            PENSION OR                                       TOTAL COMPENSATION
                                  AGGREGATE            RETIREMENT BENEFITS         ESTIMATED ANNUAL          FROM THE TRUST AND
                              COMPENSATION FROM         ACCRUED AS PART OF           BENEFITS UPON             THE TOUCHSTONE
    NAME (POSITION)               THE TRUST               FUND EXPENSES               RETIREMENT               FUND COMPLEX*
------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder
(Trustee/President)                 None                       None                      None                       None
------------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox
(Trustee)                        $34,750.00                    None                      None                    $60,250.00
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Siekmann
(Trustee)                        $35,250.00                    None                      None                    $57,750.00
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Stautberg
(Trustee)                        $37,500.00                    None                      None                    $65,000.00
------------------------------------------------------------------------------------------------------------------------------------
John F. Barrett
(Trustee)                           None                       None                      None                       None
------------------------------------------------------------------------------------------------------------------------------------
Richard L. Brenan
(Trustee)                           None                       None                      None                    $24,500.00
------------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner
(Trustee)                           None                       None                      None                    $28,500.00
------------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti
(Trustee)                           None                       None                      None                    $22,500.00
------------------------------------------------------------------------------------------------------------------------------------

* Represents the aggregate total compensation paid, for the 2005 calendar year, from the combined Constellation and Touchstone fund complex.

AUDIT COMMITTEE. The Board has a standing Audit Committee that is currently composed of each of the Independent Trustees of the Trust. Robert E. Stautberg currently serves as chairman of the Audit Committee and Donald C. Siekmann and Phillip R. Cox currently serve as members of the Audit Committee. The Audit Committee operates under a written charter approved by the Board. The Audit Committee is responsible for the selection of the Trust's independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trusts' financial reports and internal accounting.

NOMINATING COMMITTEE. The Nominating Committee is currently comprised of Donald
C. Siekmann, Chairman; Robert E. Stautberg and Phillip R. Cox, each of whom is an Independent Trustee. The Nominating Committee recommends nominees for (i) Independent Trustees for consideration by the incumbent Independent Trustees of the Trust, and (ii) Interested Trustees for consideration by the full Board of the Trust. During the Trust's fiscal year ended September 30, 2006, the Nominating Committee met on August 5, 2006 to consider the subject of this Proposal. The Nominating Committee, which at the time was composed of the Trust's former trustees, also met on November 9, 2005 to consider a proposal with respect to the election of the current Trustees. The Board has adopted a formal charter for its Nominating Committee setting forth such Committee's responsibilities.

The Nominating Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to Donald C. Siekmann, Chairman of the Nominating Committee, c/o Touchstone, 303 Broadway, Suite 1100 Cincinnati, OH 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Nominating Committee (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

The Nominating Committee generally identifies candidates for Board membership through personal and business contacts of Trustees and shareholders. In addition, the Nominating Committee may use a search firm to identify candidates for Board, if deemed necessary and appropriate to use such a firm.

The Nominating Committee's process for evaluating a candidate generally includes a review of the candidate's background and experience, a check of the candidate's references and other due diligence and, when appropriate, interviews with Nominating Committee members. In evaluating a candidate, the Nominating Committee will also consider whether the candidate, if elected, would be an Independent Trustee. The Nominating Committee has not established any specific minimum requirements that candidates must meet in order to be recommended by the Nominating Committee for nomination for election to the Board. Rather, the Nominating Committee seeks candidates who, in its judgment, will serve the best interests of the Trusts' long-term shareholders and whose background will complement the experience, skills and diversity of the other Trustees and add to the overall effectiveness of the Board.

COMMUNICATIONS WITH THE BOARD. Shareholders wishing to submit written communications to the Board should send their communications to Board of Trustees, Touchstone Funds, 303 Broadway, Suite 1100, Cincinnati, OH 45202. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

BOARD RECOMMENDATION ON THE PROPOSAL. In considering whether to nominate the Board Nominees, the Nominating Committee considered a number of factors, including but not limited to the fact that the Board Nominees currently serve on the board of trustees for the Touchstone Fund Complex, with the exception of the Trust and CIP, and have distinguished careers in accounting, finance, marketing and other areas and have during their current tenure as trustees for the Touchstone Fund Complex brought, and expect to continue to bring, a wide range of expertise to the Board and the oversight of the Trusts. The Nominating Committee considered, among other factors, the benefits to the Boards and the Funds that would be derived as a result of nominating Board Nominees who are familiar with the operations of Touchstone and are exposed to the wide variety of issues that arise from overseeing the Funds on a day-to-day basis would bring to the Boards. The Boards met on August 5, 2006 to consider the recommendation of the Nominating Committee and voted unanimously to approve the nomination of the Board Nominees to serve as Trustees, subject to approval by shareholders.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" EACH OF THE PROPOSED TRUSTEES SET FORTH IN THE PROPOSAL.

--------------------------------------------------------------------------------
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

On May 17, 2006, the independent registered public accounting firm Ernst & Young LLP ("E&Y") was selected as the independent auditors for the Trusts for their current fiscal year. The former audit firm, KPMG LLP, resigned as of May 17, 2006 upon the Audit Committee's decision to retain E&Y as the Trust's auditor. KPMG LLP's report on the financial statements for the Touchstone Funds Group Trust's fiscal year ended September 2005 and the fiscal period from October 1, 2005 through May 17, 2006 and the Constellation Institutional Portfolios' fiscal year ended December 31, 2005 and the fiscal period from January 1, 2006 through May 17, 2006 did not contain any adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Touchstone Funds Group Trust's fiscal year ended September 2005 and the fiscal period from October 1, 2005 through May 17, 2006, and the Constellation Institutional Portfolios' fiscal year ended December 31, 2005 there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. KPMG LLP has informed the Trust that it has no material direct or indirect financial interest in the Trust. Representatives of KPMG LLP are not expected to be present at the Special Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The Audit Committee must approve all audit and non-audit services provided by E&Y relating to the operations or financial reporting of the Trusts. The Audit Committee reviews any audit or non-audit services to be provided by E&Y to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to provide a framework for the Audit Committee's consideration of non-audit services by E&Y. These policies and procedures require that any non-audit service to be provided by E&Y to the Trusts, Touchstone or any entity controlling, controlled by or under common control with Touchstone that relate directly to the operations and financial reporting of the Trusts is subject to pre-approval by the Audit Committee or the Chairperson of the Audit Committee before such service is provided.

Representatives of E&Y are not expected to be present at the Special Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

AUDIT FEES. The aggregate fees billed by KPMG LLP, the principal accountant prior to May 7, 2006, in connection with the annual audit of the Touchstone Funds Group Trust's financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the fiscal year ended September 30, 2005 were $367,500. The audit fees billed by E&Y, the current principal accountant, for its services provided to the Touchstone Funds Group Trust for the fiscal year ended September 30, 2006 were $342,000.00.

The aggregate fees billed by KPMG LLP, the principal accountant prior to May 7, 2006, in connection with the annual audit of the Constellation Institutional Portfolios' financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the fiscal year ended December 31, 2005 were $60,000.00.

AUDIT-RELATED FEES. There were no fees billed by KPMG LLP, the principal accountant prior to May 7, 2006 for assurance and other services reasonably related to the performance of the audit of the Touchstone Funds Group Trust's financial statements and not reported above under "Audit Fees" for the fiscal year ended September 30, 2005 and the fiscal period from October 1, 2005 through May 7, 2006. Similarly, no audit-related fees were billed by E&Y, the current principal accountant for the fiscal year ended September 30, 2006 The aggregate fees billed by KPMG LLP for assurance and other services relating to the performance of the audit of the financial statements of Constellation Investment Management Company, L.P., the former investment adviser to the Trust ("CIMCO"), and other service providers under common control with CIMCO that relate directly to the operations or financial reporting of the Trust for the fiscal years ended September 30, 2005 was $3,500. These audit-related services relate to the use of name consents. None of these services were approved by the Audit Committee pursuant to the de minimis exception from the pre-approval requirement under Regulation S-X.

TAX FEES. The aggregate fees billed by KPMG LLP, the principal accountant prior to May 7, 2006 for tax compliance, tax advice and tax planning (together, "Tax-Related Services") provided to the Touchstone Funds Group Trust for the fiscal year ended September 30, 2005 were $48,000.00. The fees billed by E&Y for its Tax-Related Services provided to the Trust for the fiscal year ended September 30, 2006 is $38,000.00. None of these Tax-Related Services were approved by the Audit Committee pursuant to the de minimis exception from the pre-approval requirement under Regulation S-X. These Tax-Related Services included review of income tax returns and annual excise distribution calculations. There were no fees billed by KPMG LLP for Tax-Related Services provided to CIMCO and other service providers under common control with CIMCO that relate directly to the operations or financial reporting of the Trust for the Trust's last two completed fiscal years ended September 30, 2005 and 2006.

The aggregate fees billed by KPMG LLP, the principal accountant prior to May 7, 2006 for tax compliance, tax advice and tax planning (together, "Tax-Related Services") provided to the Constellation Institutional Portfolios' for the fiscal year ended December 3, 2005 were $6,000.00. None of these Tax-Related Services were approved by the Audit Committee pursuant to the de minimis exception from the pre-approval requirement under Regulation S-X. These Tax-Related Services included review of income tax returns and annual excise distribution calculations. There were no fees billed by KPMG LLP for Tax-Related Services provided to CIMCO and other service providers under common control with CIMCO that relate directly to the operations or financial reporting of the Trust for the Trust's last two completed fiscal years ended September 30, 2005 and 2006.

ALL OTHER FEES. There were no fees billed by KPMG LLP, the principal accountant prior to May 7, 2006 for products and services provided to the Trust's other than the services reported in the above paragraphs for the Touchstone Funds Group Trust's fiscal year ended September 30, 2005 and the fiscal period from October 1, 2005 through May 17, 2006 or the Constellation Institutional Portfolios' fiscal year ended December 31, 2005 and the fiscal period from January 1, 2006 through May 7, 2006. Similarly, no fees were billed by E&Y for products and services other than the services reported in the above paragraphs provided to the Touchstone Funds Group Trust for the fiscal year ended September 30, 2006 or the Constellation Institutional Portfolios for the fiscal year ended December 31, 2005. There were no fees billed for any products and services other than those set forth above provided by KPMG LLP to CIMCO or Touchstone and any entity controlling, controlled by, or under common control with CIMCO or Touchstone that relate directly to the operations or financial reporting of the Trust for the Trust's fiscal year ended September 30, 2005 and the fiscal period from October 1, 2005 through May 7, 2006. No fees were billed by E&Y with respect to non-audit fees for services rendered to Touchstone and any entity controlling, controlled by, or under common control with Touchstone for the fiscal year ended September 30, 2006.

AGGREGATE NON-AUDIT FEES TO THE TRUSTS. There were no non-audit fees billed by KPMG LLP, the principal accountant prior to May 7, 2006 for services rendered to the Trusts, CIMCO, Touchstone and other service providers under common control with CIMCO or Touchstone, for the Trust's fiscal year ended September 30, 2005 and the fiscal period from October 1, 2005 through May 7, 2006. In connection with its selection of the principal accountant, the Audit Committee has considered KPMG LLP's provision of non-audit services to CIMCO and Touchstone and other services provided to any entity controlling, controlled by, or under common control with CIMCO or Touchstone that were not required to be pre-approved pursuant to Regulation S-X. Similarly, the Audit Committee has considered E&Y's provision of non-audit services to Touchstone and other services provided to any entity controlling, controlled by, or under common control with Touchstone. The Audit Committee has determined that the provisions of these services are compatible with maintaining the KPMG LLP's and E&Y's independence.

--------------------------------------------------------------------------------
                                OTHER INFORMATION
--------------------------------------------------------------------------------

GENERAL. As used in this proxy statement, the Trusts' Board of Trustees is referred to as the "Board," and the term "Trustee" includes each trustee of the Trust. A Trustee that is an interested person of the Trusts is referred to in this proxy statement as an "Interested Trustee." A Trustee may be an interested person of the Trusts because he or she is affiliated with one or more of the Trust's investment advisers. Trustees that are not interested persons of the Trusts are referred to in this proxy statement as "Independent Trustees."

Each Trust is organized as a Delaware statutory trust and, as such, is not required to hold annual meetings of shareholders. The Board has called the Special Meeting in order to permit the shareholders to consider and vote on the Proposal. If you wish to participate in the Special Meeting you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Special Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust c/o Touchstone, 303 Broadway, Suite 1100 Cincinnati, OH 45202 or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the Special Meeting. Should shareholders require additional information regarding any of the proposals contained in the Proxy Statement, or replacement proxy cards, they may contact the Trust at 1-800-543-0407.

In addition to the solicitation of proxies by mail, the Board and officers of the Trusts, as well as employees of MIS, an ADP Company, a proxy soliciting firm engaged by the Trusts, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The expenses of the Special Meeting will be borne proportionately by each Fund of each Trust based on the assets of each Fund. The costs of the Special Meeting and the preparation and mailing of this Proxy Statement, as well as the costs associated with the solicitation of proxies, which is anticipated to be $100,000.00.

Shares represented by duly executed proxies will be voted in accordance with the instructions given. All proxy cards solicited that are properly executed and received in time to be voted at the Special Meeting will be voted at the Special Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card.

QUORUM AND ADJOURNMENTS. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Special Meeting. The holders of 40% of the Fund's shares entitled to vote constitutes a quorum. For purposes of determining the presence of a quorum, abstentions or "broker non-votes" (as defined below) will be counted as present and, therefore, will count towards a quorum.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, or if other matters arise requiring Shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the Proposal in favor of such an adjournment with respect to the Proposal, and will vote those proxies required to be voted AGAINST the Proposal, against such an adjournment for the Proposal.

VOTE REQUIRED TO APPROVE PROPOSAL. With respect to the Proposal, provided that a quorum is present, the affirmative vote of a plurality of the shares entitled to vote among all Funds is required to elect the Trustees.

If your shares are held of record by a broker-dealer and you wish to vote in person at the Special Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Special Meeting. Abstentions and broker non-votes will have no effect with respect to the Proposal or any adjournment with respect to the Proposal, which is the election of Trustees and which requires approval by a plurality.

As used above, "broker non-votes" relate to shares that are held of record by a broker-dealer for a beneficial owner who has not given instructions to such broker-dealer. Pursuant to certain rules promulgated by the New York Stock Exchange, Inc. that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters (including the approval of new investment management agreements), although such broker may be authorized to vote such shares on routine matters for which it has discretionary authority or has received instructions from the beneficial owner. Broker-dealers will have discretionary authority to vote on the Proposal. The absence of such instructions will result in a "broker non-vote" for that Proposal.

INVESTMENT ADVISER. Touchstone Advisors, Inc. ("Touchstone"), 303 Broadway, Suite 1100, Cincinnati, OH 45202, serves as the investment adviser to the Funds.

ADMINISTRATOR. Touchstone also serves as each Fund's administrator pursuant to an administrative agreement between the Trusts, on the Funds' behalf, and Touchstone. Integrated Fund Services, Inc. currently serves as
Sub-Administrator. Its address is the same as that of Touchstone.

DISTRIBUTOR. Touchstone Securities, Inc. ("Touchstone Securities"), 303 Broadway, Cincinnati, Ohio 45202, is the principal underwriter of the Funds and, as such, the exclusive agent for distribution of shares of the Funds under the terms of a Distribution Agreement. Touchstone Securities is an affiliate of the Advisor by reason of common ownership. Touchstone Securities is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis. Touchstone Securities receives no compensation under the Distribution Agreement.

RECORD OWNERSHIP AND BENEFICIAL OWNERSHIP INFORMATION. The chart below depicts the number of outstanding shares for each Fund as of the Record Date:

------------------------------------------------------------------------------------------------------------------------------------
NAME OF FUND                                                                          NUMBER OF OUTSTANDING SHARES
------------------------------------------------------------------------------------------------------------------------------------
Touchstone Small Cap Value Opportunities Fund                                         12,378,004.93
------------------------------------------------------------------------------------------------------------------------------------
Touchstone Mid Cap Fund - Class Y                                                     10,383,796.42
------------------------------------------------------------------------------------------------------------------------------------
Touchstone Mid Cap Fund - Class Z                                                     94,865.098
------------------------------------------------------------------------------------------------------------------------------------
Touchstone Healthcare and Biotechnology Fund - Class A                                3,204,013.77
------------------------------------------------------------------------------------------------------------------------------------
Touchstone Healthcare and Biotechnology Fund - Class C                                62.578
------------------------------------------------------------------------------------------------------------------------------------
Touchstone Value Opportunities Fund - Class A                                         51.256
------------------------------------------------------------------------------------------------------------------------------------
Touchstone Value Opportunities Fund - Class C                                         1,042.118
------------------------------------------------------------------------------------------------------------------------------------
Touchstone Value Opportunities Fund - Class Z                                         5,149,538.06
------------------------------------------------------------------------------------------------------------------------------------
Touchstone Diversified Small Cap Value Fund - Class A                                 140.805
------------------------------------------------------------------------------------------------------------------------------------
Touchstone Diversified Small Cap Value Fund - Class C                                 596.599
------------------------------------------------------------------------------------------------------------------------------------
Touchstone Diversified Small Cap Value Fund - Class Z                                 9,690,320.573
------------------------------------------------------------------------------------------------------------------------------------
Touchstone Clover Core Fixed Income Fund                                              2,289,690.29
------------------------------------------------------------------------------------------------------------------------------------
Touchstone Ultra Short Duration Fixed Income Fund                                     16,510,137.49
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME OF FUND                                                                          NUMBER OF OUTSTANDING SHARES
------------------------------------------------------------------------------------------------------------------------------------
Touchstone Short Duration Fixed Income Fund                                           7,294,636.638
------------------------------------------------------------------------------------------------------------------------------------
Touchstone HLAM Large Cap Quality Stock Fund                                          842,777.899
------------------------------------------------------------------------------------------------------------------------------------
Touchstone Diversified Value Fund - Class A                                           13,133,831.26
------------------------------------------------------------------------------------------------------------------------------------
Touchstone Diversified Value Fund - Class C                                           75.643
------------------------------------------------------------------------------------------------------------------------------------
Touchstone Diversified Growth Fund                                                    19,078,987.08
------------------------------------------------------------------------------------------------------------------------------------
Touchstone Pitcairn Select Value Fund                                                 5,049,931.044
------------------------------------------------------------------------------------------------------------------------------------
Touchstone Small Cap Fund - Class A                                                   5,381,148.458
------------------------------------------------------------------------------------------------------------------------------------
Touchstone Small Cap Fund - Class C                                                   60.864
------------------------------------------------------------------------------------------------------------------------------------
Touchstone Family Heritage(R) Fund - Class A                                          7,689,354.897
------------------------------------------------------------------------------------------------------------------------------------
Touchstone Family Heritage(R) Fund - Class C                                          92.251
------------------------------------------------------------------------------------------------------------------------------------
Touchstone Pitcairn Taxable Bond Fund                                                 4,031,266.353
------------------------------------------------------------------------------------------------------------------------------------
Touchstone Tax-Exempt Bond Fund                                                       11,195,882.44
------------------------------------------------------------------------------------------------------------------------------------
Touchstone Sands Capital Select Growth Fund - Class Y                                 23,948,369.46
------------------------------------------------------------------------------------------------------------------------------------
Touchstone Sands Capital Select Growth Fund - Class Z                                 48,255,651.55
------------------------------------------------------------------------------------------------------------------------------------
Touchstone International Equity Fund - Class A                                        14,760,789.71
------------------------------------------------------------------------------------------------------------------------------------
Touchstone International Equity Fund - Class C                                        1,798.458
------------------------------------------------------------------------------------------------------------------------------------
Touchstone Strategic Value and High Income Fund - Class A                             65.963
------------------------------------------------------------------------------------------------------------------------------------
Touchstone Strategic Value and High Income Fund - Class C                             65.963
------------------------------------------------------------------------------------------------------------------------------------
Touchstone Strategic Value and High Income Fund - Class Y                             152,747.076
------------------------------------------------------------------------------------------------------------------------------------
CIP Sands Capital Institutional Growth Portfolio                                      110,170,317.088
------------------------------------------------------------------------------------------------------------------------------------
CIP JSAM Large Cap Value Portfolio                                                    1,982,277.847
------------------------------------------------------------------------------------------------------------------------------------
CIP JSAM Value Portfolio                                                              834,498.566
------------------------------------------------------------------------------------------------------------------------------------

As of the Record Date, the following persons were the only persons who were record owners or, to the knowledge of the Trusts, were beneficial owners of 5% or more of the shares of the Fund, as indicated below by the number of shares beneficially owned and the percentage of the Fund represented by such beneficial ownership.

TOUCHSTONE HEALTHCARE AND BIOTECHNOLOGY FUND - CLASS A

CHARLES SCHWAB & CO INC.                                                        63.50 %
                                                                                No. of shares: 2,034,407.775

NATIONAL FINANCIAL SERVICES CORP                                                5.75 %
                                                                                No. of shares: 184,199.512

TOUCHSTONE HEALTHCARE AND BIOTECHNOLOGY FUND - CLASS B

TOUCHSTONE ADVISORS                                                             100 %
                                                                                No. of shares: 62.578

TOUCHSTONE SMALL CAP VALUE OPPORTUNITIES FUND

CHARLES SCHWAB & CO INC.                                                        53.75 %
                                                                                No. of shares: 6,652,638.324

TOUCHSTONE VALUE OPPORTUNITIES FUND - CLASS A

TOUCHSTONE ADVISORS                                                             100 %
                                                                                No. of shares: 51.256

TOUCHSTONE VALUE OPPORTUNITIES FUND - CLASS C

PERSHING LLC                                                                    48.30 %
                                                                                No. of shares: 503.305

PERSHING LLC                                                                    46.79 %
                                                                                No. of shares: 487.557

TOUCHSTONE VALUE OPPORTUNITIES FUND - CLASS Z

CHARLES SCHWAB & CO INC.                                                        7.80 %
                                                                                No. of shares: 401,494.435

BILL & MELINDA GATES FOUNDATION                                                 16.71 %
                                                                                No. of shares: 860,386.164

TOUCHSTONE DIVERSIFIED SMALL CAP VALUE FUND - CLASS A

KEVIN J. ROMERO                                                                 73.65 %
UNIF GIFT MIN ACT                                                               No. of shares: 103.699

TOUCHSTONE ADVISORS                                                             26.35 %
                                                                                No. of shares: 37.106

TOUCHSTONE DIVERSIFIED SMALL CAP VALUE FUND - CLASS C

FIRST CLEARING LLC                                                              93.78 %
FCC AS CUSTODIAN                                                                No. of shares: 559.493
PETER LERCH IRA

TOUCHSTONE ADVISORS                                                             6.22 %
                                                                                No. of shares: 37.106

TOUCHSTONE DIVERSIFIED SMALL CAP VALUE FUND - CLASS Z

CHARLES SCHWAB & CO INC.                                                        37.13 %
                                                                                No. of shares: 3,598,413.22

UMB BANK NA                                                                     12.41 %
SYSTEMS INC                                                                     No. of shares: 1,202,318.292
TRST 40K TRUST PLAN

TOUCHSTONE CLOVER CORE FIXED INCOME FUND

CHARLES SCHWAB & CO INC.                                                        13.70 %
ATTN MUTUAL FUNDS TEAM S                                                        No. of shares: 313,786.478

SEI PRIVATE TRUST CO                                                            17.83 %
TRST C O HSBC                                                                   No. of shares: 408,263.92
ADMINISTRATOR

TOUCHSTONE ULTRA SHORT DURATION FIXED INCOME FUND

CHARLES SCHWAB & CO                                                             77.99 %
                                                                                No. of shares: 12,875,522.38

TOUCHSTONE SHORT DURATION FIXED INCOME FUND

CHARLES SCHWAB & CO                                                             92.45 %
                                                                                No. of shares: 6,744,204.31

TOUCHSTONE STRATEGIC VALUE AND HIGH INCOME FUND - CLASS A

TOUCHSTONE ADVISORS                                                             100 %
                                                                                No. of shares: 65.963

TOUCHSTONE STRATEGIC VALUE AND HIGH INCOME FUND - CLASS C

TOUCHSTONE ADVISORS                                                             00 %
                                                                                No. of shares: 65.963

TOUCHSTONE STRATEGIC VALUE AND HIGH INCOME FUND - CLASS Y

MURIEL J PETER J MORAN TR                                                       6.24 %
FAMILY TRUST                                                                    No. of shares: 9,537.534
MORAN III

NFS LLC FEBO                                                                    6.74 %
ROBERT R HUFF AND SUSAN FEIDNER HUFF                                            No. of shares: 10,289.166

TOUCHSTONE DIVERSIFIED VALUE FUND - CLASS A

PITCAIRN TRUST COMPANY                                                          20.06 %
CASH/CASH CAPITAL GAINS                                                         No. of shares: 2,635,069.141

PITCAIRN TRUST COMPANY                                                          6.45 %
CASH/REIN VEST CAPITAL GAINS                                                    No. of shares: 847,675.793

PITCAIRN TRUST COMPANY                                                          68.37 %
REINVEST/REINVEST CAPITAL GAINS                                                 No. of shares: 8,979,433.931

TOUCHSTONE DIVERSIFIED VALUE FUND - CLASS C

TOUCHSTONE ADVISORS                                                             100 %
                                                                                No. of shares: 75.643

TOUCHSTONE PITCAIRN SELECT VALUE FUND

PITCAIRN TRUST COMPANY                                                          13.92 %
CASH/CASH CAPITAL GAINS                                                         No. of shares: 702,842.329

PITCAIRN TRUST COMPANY                                                          63.98 %
CASH/REIN VEST CAPITAL GAINS                                                    No. of shares: 3,231,194.616

PITCAIRN TRUST COMPANY                                                          18.91 %
REINVEST/REINVEST CAPITAL GAINS                                                 No. of shares: 955,113.853

TOUCHSTONE DIVERSIFIED GROWTH FUND

PITCAIRN TRUST COMPANY                                                          19.05 %
CASH/CASH CAPITAL GAINS                                                         No. of shares: 3,634,708.036

PITCAIRN TRUST COMPANY                                                          6.64 %
CASH/REIN VEST CAPITAL GAINS                                                    No. of shares: 1,266,385.618

PITCAIRN TRUST COMPANY                                                          72.12 %
REINVEST/REINVEST CAPITAL GAINS                                                 No. of shares: 13,760,589.07

TOUCHSTONE SMALL CAP FUND - CLASS A

PITCAIRN TRUST COMPANY                                                          65.84 %
CASH/CASH CAPITAL GAINS                                                         No. of shares: 3,543,051.586

PITCAIRN TRUST COMPANY                                                          8.04 %
CASH/REIN VEST CAPITAL GAINS                                                    No. of shares: 432,596.911

PITCAIRN TRUST COMPANY                                                          22.87 %
REINVEST/REINVEST CAPITAL GAINS                                                 No. of shares: 1,230,651.979

TOUCHSTONE SMALL CAP FUND - CLASS C

TOUCHSTONE ADVISORS                                                             100 %
                                                                                No. of shares: 60.864

TOUCHSTONE FAMILY HERITAGE(R) FUND - CLASS A

PITCAIRN TRUST COMPANY                                                          12.37 %
CASH/CASH CAPITAL GAINS                                                         No. of shares: 951,508.372

PITCAIRN TRUST COMPANY                                                          18.47 %
CASH/REINVEST CAPITAL GAINS                                                     No. of shares: 1,420,167.619

PITCAIRN TRUST COMPANY                                                          64.66 %
REINVEST/REINVEST CAPITAL GAINS                                                 No. of shares: 4,971,904.666

TOUCHSTONE FAMILY HERITAGE(R) FUND - CLASS C

TOUCHSTONE ADVISORS                                                             100 %
                                                                                No. of shares: 92.251

TOUCHSTONE PITCAIRN TAXABLE BOND FUND

PITCAIRN TRUST COMPANY                                                          14.58 %
CASH/CASH CAPITAL GAINS                                                         No. of shares: 587,725.173

PITCAIRN TRUST COMPANY                                                          58.67 %
CASH/REIN VEST CAPITAL GAINS                                                    No. of shares: 2,365,160.217

PITCAIRN TRUST COMPANY                                                          20.03 %
REINVEST/REINVEST CAPITAL GAINS                                                 No. of shares: 807,443.974

TOUCHSTONE TAX EXEMPT BOND FUND

PITCAIRN TRUST COMPANY                                                          81.90 %
CASH/CASH CAPITAL GAINS                                                         No. of shares: 9,169,071.3

PITCAIRN TRUST COMPANY                                                          11.56 %
CASH/REIN VEST CAPITAL GAINS                                                    No. of shares: 1,293,699.192

TOUCHSTONE SANDS CAPITAL SELECT GROWTH FUND CLASS Y

CHARLES SCHWAB & CO. INC.                                                       30.28 %
                                                                                No. of shares: 7,252,625.971

NATIONAL FINANCIAL SERVICES CORP                                                5.13 %
                                                                                No. of shares: 1,227,546.65

SAXON AND CO                                                                    16.69 %
                                                                                No. of shares: 3,996,521.705

THE VANGUARD FIDUCIARY TRUST CO                                                 25.55 %
                                                                                No. of shares: 6,119,283.206

TOUCHSTONE SANDS CAPITAL SELECT GROWTH FUND CLASS Z

CHARLES SCHWAB & CO. INC.                                                       33.00 %
                                                                                No. of shares: 15,923,542.22

CITIGROUP GLOBAL MARKETS INC.                                                   38.63 %
                                                                                No. of shares: 18,640,733.05

PITCAIRN TRUST COMPANY                                                          8.57 %
CASH/CASH CAPITAL GAINS                                                         No. of shares: 4,136,224.35

TOUCHSTONE INTERNATIONAL EQUITY FUND - CLASS A

PITCAIRN TRUST COMPANY                                                          67.74 %
CASH/CASH CAPITAL GAINS                                                         No. of shares: 9,998,663.982

PITCAIRN TRUST COMPANY                                                          9.71 %
CASH/REIN VEST CAPITAL GAINS                                                    No. of shares: 1,432,73 1.193

PITCAIRN TRUST COMPANY                                                          16.26 %
REINVEST/REINVEST CAPITAL GAINS                                                 No. of shares: 2,400,715.3

TOUCHSTONE INTERNATIONAL EQUITY FUND - CLASS C

PERSHING LLC                                                                    24.67 %
                                                                                No. of shares: 443.623

PERSHING LLC                                                                    25.48 %
                                                                                No. of shares: 458.295

PERSHING LLC                                                                    22.59 %
                                                                                No. of shares: 406.279

PERSHING LLC                                                                    21.99 %
                                                                                No. of shares: 395.564

TOUCHSTONE ADVISORS                                                             5.27 %
                                                                                No. of shares: 94.697

TOUCHSTONE MID CAP FUND CLASS Y

PATTERSON CO OMNIBUS CASH CASH                                                  65.37 %
AND 9999999980 NC1151                                                           No. of shares: 6,787,552.827

PATTERSON CO OMNIBUS REIN REIN                                                  26.86 %
AND 9999999971 NC1151                                                           No. of shares: 2,789,448.001

TOUCHSTONE MID CAP FUND CLASS Z

STRAFE CO                                                                       16.84 %
DERM SRF NP PCIAA                                                               No. of shares: 15,974.441

STRAFE CO                                                                       5.41 %
REV TRUST PCIAA                                                                 No. of shares: 5,131.393

STRAFE CO                                                                       6.89 %
PCIAA                                                                           No. of shares: 6,535.119

STRAFE CO                                                                       5.52 %
GRIMLAND PCIAA                                                                  No. of shares: 5,232.178

STRAFE CO                                                                       6.52 %
ESSENBURG TR PCIAA                                                              No. of shares: 6,189.555

STRAFE CO                                                                       6.86 %
TRUST PCIAA                                                                     No. of shares: 6,509.253

STRAFE CO                                                                       5.03 %
PCIAA                                                                           No. of shares: 4,775.57

CIP JSAM VALUE PORTFOLIO

CHARLES SCHWAB & CO INC.                                                        79.66%
REINVEST ACCOUNT                                                                No. of shares: 664,801.404
ATTN MUTUAL FUNDS

CIP JSAM LARGE CAP VALUE PORTFOLIO

CHARLES SCHWAB & CO INC.                                                        69.37 %
REINVEST ACCOUNT                                                                No. of shares: 1,375,184.060
ATTN MUTUAL FUNDS

NATIONAL INVESTOR SERVICES FBO                                                  9.90 %
097-50000-19                                                                    No. of shares: 196,293.276

HIGH POINT REGIONAL HEALTH SYSTEM                                               6.99 %
                                                                                No. of shares: 138,680.639

MERRILL LYNCH PIERCE FENNER & SMITH INC                                         5.86 %
FOR THE SOLE BENEFIT OF ITS CUSTOMERS                                           No. of shares: 116,114.855

CIP SANDS CAPITAL INSTL GROWTH PORTFOLIO

PRUDENTIAL INVESTMENT MGT SERVICES                                              33.70 %
FBO MUTUAL FUND CLIENTS                                                         No. of shares: 37,116,223.604
ATTN PRUCHOICE UNIT NJ-05--20

CHARLES SCHWAB & CO INC.                                                        11.98 %
REINVEST ACCOUNT                                                                No. of shares: 13,194,919.960
ATTN MUTUAL FUNDS

T ROWE PRICE                                                                    5.78 %
RETIREMENT PLAN SERVICES INC                                                    No. of shares: 6,371,464.052
FBO INTERMOUNTAIN HEALTHCARE

To the best of the Fund's knowledge, as of the Record Date, no Trustee or officer of the Trusts owned beneficially more than 1% of a Fund's outstanding shares.

SHAREHOLDERS SHARING THE SAME ADDRESS. If two or more shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address. Please note that each Shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address. Please call 1-800-543-0407 or forward a written request to the Trust c/o Touchstone, 303 Broadway, Suite 1100 Cincinnati, OH 45202 if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

OTHER BUSINESS. The Board does not intend to present any other business at the Special Meeting. If any other matter may properly come before the Special Meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time on such matters. No annual or other special meeting is currently scheduled for the Trusts. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the Special Meeting because inclusion and presentation are subject to compliance with certain federal regulations.

SHAREHOLDER PROPOSALS. The Trust is not required to hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion or presentation in a proxy statement for a future meeting should send their written proposals to the Secretary of the Trusts c/o Touchstone, 303 Broadway, Suite 1100 Cincinnati, OH 45202. Shareholder proposals must be received by the Trust within a reasonable time before any such meeting in order for the proposals to be considered.

COMMUNICATIONS WITH THE BOARD. Shareholders wishing to submit written communications to the Board should send their communications to the Touchstone Fund Group, c/o Touchstone, 303 Broadway, Suite 1100 Cincinnati, OH 45202. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

ANNUAL REPORT TO SHAREHOLDERS. The Annual Report of the Trusts for the fiscal years ended September 30, 2006 and December 31, 2005 is available on request. The Annual Report may be obtained by written request to the Trust at the address listed above, or by telephoning 1-800-543-0407.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD(S) IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.


                                TSF-59-PROXY-062

                                 PROXY TABULATOR
P.O. BOX 9112

                                           TELEPHONE AND INTERNET VOTING INSTRUCTIONS:
------------------------------------------------------------------------------------------------------------------------------------
          TO VOTE BY TELEPHONE:                        TO VOTE BY INTERNET:                            VOTE BY MAIL:
1) Read the proxy statement and have this   1) Read the proxy statement and have this    1) Read the proxy statement and have this
   proxy card at hand.                         proxy card at hand.                          proxy card at hand.
2) Call toll-free 1-888-221-0697            2) Go to WWW.PROXYWEB.COM                    2) Check the appropriate box on reverse.
3) Follow the recorded instructions.        3) Follow the on-line instructions.          3) Sign and date proxy card in the envelope
                                                                                            provided.
------------------------------------------------------------------------------------------------------------------------------------

                        TOUCHSTONE FUNDS GROUP TRUST AND
                     CONSTELLATION INSTITUTIONAL PORTFOLIOS
                  303 BROADWAY, SUITE 1100 CINCINNATI, OH 45202

                                     NOTICE
                       OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 5, 2007

Notice is hereby given that a special meeting of shareholders (the "Special Meeting") of Touchstone Funds Group Trust and Constellation Institutional Portfolios (each a "Trust" and collectively the "Trusts") will be held at the office of Touchstone Advisors, Inc., 303 Broadway, Suite 1100 Cincinnati, OH 45202, on February 5, 2007, at 10:00 a.m. (Eastern time). The purpose of the Special Meeting is to consider the Proposal set forth on the reverse side and to transact such other business as may be properly brought before the Special Meeting or any adjournment(s) thereof. The specifics of this Proposal, which is more fully described in the attached Proxy Statement, are shown on the reverse side of the card.

The undersigned shareholder(s) of the referenced Touchstone Funds of the Touchstone Funds Group Trust and Constellation Institutional Portfolios hereby appoints Jay S. Fitton and Frank L. Newbauer, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Funds to be held on February 5, 2007, at the offices of the Trusts, 303 Broadway, Suite 1100 Cincinnati, OH 45202, at 10:00 a.m. local time, and at any adjournment thereof as indicated on the reverse side. In its discretion, the Trust is authorized to vote upon such other matters as may properly come before the meeting.

RECEIPT OF THE NOTICE(S) OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT(S), AS APPLICABLE, IS HEREBY ACKNOWLEDGED. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                                                           Date ________________

                           PLEASE SIGN, DATE AND RETURN YOUR VOTING INSTRUCTIONS
                                                   TODAY.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Signature(s)                                            (PLEASE SIGN IN THE BOX)

Please date and sign exactly as the name or names appear on this card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

                                                             Constellation 06 kw

                         PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK
                        OR NUMBER 2 PENCIL. X PLEASE DO NOT USE FINE POINT PENS.

      Please refer to the Proxy Statement discussion for this Proposal. If you simply sign the proxy without specifying a vote, your shares will be voted FOR the Proposal in accordance with the recommendation of the Board of Trustees, As to any other matter, said proxy holders shall vote in accordance with the views of management.

The Board of Trustees recommends a vote "FOR" the Proposal.

                                                            FOR WITHHOLD FOR ALL
                                                            ALL    ALL   EXCEPT*

                                                            |_|    |_|    |_|

Proposal To elect four additional Trustees for the Board of the Trust, as follows:

      (01) Richard L. Brenan, (02) H. Jerome Lerner, (03) John P. Zanotti and
      (04) John F. Barrett

      (INSTRUCTION : To withhold authority to vote for any individual Nominee(s), write the number(s) of the Nominee(s) on the line below :)

      --------------------------------------------------------------------------

             PLEASE SIGN, DATE AND RETURN IN THE ENCLOSED ENVELOPE.